Exhibit 10.1
TISSUE RECOVERY AGREEMENT BETWEEN
OSTEOTECH, INC.
AND
COMMUNITY BLOOD CENTER d/b/a COMMUNITY TISSUE SERVICES

AGREEMENT
     This Agreement is made as of March 1, 2006 by Community Blood Center d/b/a Community Tissue Services, a nonprofit corporation organized under the laws of the state of Ohio (“CTS”), and Osteotech, Inc. (“Osteotech”), a Delaware corporation as follows:
     WHEREAS, Osteotech provides high-quality tissue processing services (“Processing” or “Process(es)”) and other related services to entities engaged in recovering human bone and related connective soft tissue for transplantation (collectively, “Bone Tissue”); and
     WHEREAS, Osteotech is engaged in the distribution of Bone Tissue which it Processes to hospitals, surgeons and other end-users (collectively, “End-Users”); and
     WHEREAS, CTS currently recovers Bone Tissue and other human cadaveric tissue (such tissue together with Bone Tissue being called “Tissue”); and
     WHEREAS, CTS desires to provide certain of the Bone Tissue it receives to Osteotech for processing and distribution; and
     WHEREAS, Osteotech desires to process and distribute the Bone Tissue provided to it by CTS.
     NOW, THEREFORE, the parties agree as follows:
1.	DELIVERY AND PROCESSING OF BONE TISSUE.
          1.1 CTS Commitment to Deliver Bone Tissue to Osteotech.
          1.1.1. Osteotech Engagement of CTS.
               (a) Osteotech hereby engages CTS to provide to Osteotech, and CTS agrees to provide to Osteotech, the following type of Bone Tissue: cortical shafts * * * * * *, as more fully specified on Exhibit B hereto (the “Specifications”) which are recovered by, on behalf or under the supervision of CTS (the “CTS Recovered Tissue”). The CTS Recovered Tissue provided by CTS to Osteotech shall be * * * * * * by CTS in accordance with the Recovery Standards, provided that in no event will the CTS Recovered Tissue provided to Osteotech be * * * * * * * * * * * *. Osteotech shall be entitled to reject CTS Recovered Tissue in the event CTS does not comply with the Recovery Standards (as hereinafter defined). Eligibility for transplant shall be the responsibility of CTS’ Medical Director. CTS shall not be required to provide Osteotech with a full chart regarding eligibility for transplant.
               (b) Osteotech shall have * * * days to reject CTS Recovered Tissue. Osteotech shall have the right to reject CTS Recovered Tissue in the event CTS fails to perform the processes set forth in subsection (a) and/or in the event of damage during shipping, or failing to meet the specifications stated on Exhibit B. In the event of rejection, no Tissue

Recovery Fee shall be payable by Osteotech to CTS and Osteotech shall return such rejected Bone Tissue to CTS.
               (c) CTS shall provide tissue to Osteotech in accordance with this subsection, provided that tissue is available after the needs of all of the local communities served by CTS have been fully met and after all of CTS’ other contractual commitments for the provision of tissue have been fulfilled. CTS shall provide * * * units of donor Bone Tissue per calendar month. From time-to-time, either party may provide non-binding forecasts to assist the parties in their respective business planning, but any such forecasts shall not be binding until the issuance of a written purchase order by Osteotech and written acceptance of such purchase order by CTS.
          1.1.2. Costs of Recovery and Delivery; Services to be Provided by CTS.
     Osteotech will reimburse CTS in accordance with the fee schedule set forth in Exhibit C for its costs of (i) recovering CTS Recovered Tissue and (ii) performing the additional services set forth in Exhibit C (the “Tissue Reimbursement Fees”). CTS shall have the right * * * * * * * * * * * *. Notwithstanding the foregoing, in the event of an extraordinary event (e.g. changes in laws, regulations, etc.) which substantially increase CTS’ costs, and such costs are documented to Osteotech’s satisfaction, the parties will negotiate in good faith new prices, which such new price would be effective for any future Bone Tissue deliveries, and failing agreement on such price changes either party may terminate this Agreement. Osteotech shall pay all invoices for tissue received by it from CTS within not more than * * * days of the date on each invoice. CTS shall have the right to impose a charge of * * * % per month on the unpaid balance of any past due amount owed by Osteotech and the right to refuse to respond to future orders issued by Osteotech until all such past due amounts have been paid in full.
               (a) Compliance with Recovery Standards. All CTS Recovered Tissue delivered to Osteotech for Processing and distribution hereunder shall conform to all standards, guidelines, rules, regulations and laws applicable to the donation, recovery, and eligibility of Tissue (the “Recovery Standards”). Without limiting the generality of the foregoing, CTS will (i) audit all Tissue recovery sites and ensure that they comply with AATB standards, and (ii) audit laboratory test sites for compliance with all Recovery Standards. CTS will provide to Osteotech external audit reports which result in unfavorable results. Except as set forth in Section 1.1.1 (a), the Recovery Standards shall include applicable standards and requirements relating to donor referral, informed consent, tissue recovery, pre-processing storage, packaging and shipping of pre-processed Tissue and all records, activities and standards related to obtaining, testing, documenting and evaluating serological test results and microbiological testing results; obtaining, documenting and evaluating medical history and lifestyle data; and related organizational, management and quality assurance activities as may be contained in: (i) applicable laws, regulations, and guidelines of the United States Food and Drug Administration (“FDA”); (ii) applicable standards and guidelines promulgated by the American Association of Tissue Banks (“AATB”); (iii) applicable laws and regulations of other U.S. federal, state and local government agencies with jurisdiction over the recovery and distribution of human musculoskeletal tissue; (iv) applicable laws and regulations where such CTS Recovered Tissue delivered to Osteotech hereunder is recovered by, or on behalf or under the supervision of, CTS; (v) CTS’s standard operating procedures (“SOPs”), as they may be amended from time to time by CTS; and (vi) Osteotech’s standards for recovered Tissue, as defined in Exhibit A, to the extent applicable to CTS Recovered Tissue, as specified in Osteotech’s SOPs, as such standards may be amended from time to time by Osteotech and as provided to CTS in advance of their effectiveness. If interpretation of the Recovery Standards is required or if there is a disagreement about the interpretation of the Recovery Standards, CTS and Osteotech will attempt to negotiate a resolution in good faith in accordance with Section 20.
               (b) Standard Operating Procedures. CTS and Osteotech shall each make available to the other party for such other party’s review a copy of its current SOPs relating to Tissue recovery upon reasonable prior notice of a request to review such SOPs made by such other party. Notwithstanding anything else in this Agreement to the contrary, Osteotech will review CTS’ SOPs and inform CTS if the SOPs are deficient.
               (c) Audit Rights. Upon reasonable prior notice to CTS, and at its own expense, Osteotech shall have the right to conduct audits of CTS’s facilities and records to ensure CTS’s compliance with the terms of this Agreement, as well as with all applicable laws, regulations and standards enumerated in Section 1.1.2(a) and (b) above. CTS will consider all reasonable actions necessary to correct any deficiencies identified in any of such audits. If CTS decides not to implement any recommended actions, Osteotech’s sole remedy shall be termination of this Agreement
               (d) Certificate of Donor Eligibility. CTS shall provide Osteotech with a copy of the serological test results, pre-processing culture results, donor consent, process quality checklist, and a Certificate of Donor Eligibility (but not a full chart) with each donor of Bone Tissue that is delivered to Osteotech. Such Certificate of Donor Eligibility, in a form acceptable to both CTS and Osteotech, shall be signed by CTS’ Medical Director. Osteotech shall review the eligibility of each such donor for release to processing by Osteotech, utilizing the serological test results and the Certificate of Donor Eligibility provided by CTS. After such review, Osteotech will have * * * days from receipt to reject Bone Tissue for Processing by written notice to CTS.
          1.2 Processing Responsibilities and Distribution Rights of Osteotech.
          1.2.1. General Undertaking. Processing and packaging of CTS Recovered Tissue received and accepted by Osteotech pursuant to this Agreement into then currently available finished units of Bone Tissue shall be conducted by Osteotech. Osteotech hereby agrees and acknowledges that the Bone Tissue provided by CTS will require further * * * * * * * * * * * *.
               (a) Osteotech shall promote and distribute all finished Tissue forms processed from Bone Tissue delivered to Osteotech by CTS hereunder to End-Users as determined solely by Osteotech. Osteotech shall distribute such Bone Tissue and related products and shall be entitled to charge End-Users fees for Osteotech’s Bone Tissue Processing, distribution and education services as determined by Osteotech in accordance with all applicable laws and regulations.
               (b) Osteotech shall be entitled to use Bone Tissue provided to it by CTS for research and development purposes if the informed consent signed at the time such Bone Tissue was recovered allows such Bone Tissue to be used for medical research and development purposes.
               (c) Osteotech represents and warrants that it will comply with all (i) applicable laws, regulations, and guidelines of the FDA; (ii) applicable standards and guidelines promulgated by the AATB; (iii) applicable laws and regulations of other U.S. federal, state and local government agencies with jurisdiction over the recovery and distribution of human musculoskeletal tissue; (iv) CTS’s SOPs, as they may be amended from time to time by CTS; (v) Osteotech’s standards for recovered Tissue, to the extent applicable to CTS Recovered Tissue, as specified in Osteotech’s SOPs, as such standards may be amended from time to time by Osteotech and as provided to CTS in advance of their effectiveness; and (v) CTS Processing standards.
2.	STORAGE, SHIPPING, REGULATORY COMPLIANCE AND LABELING.
          2.1 Possession and Storage of Tissue.
               (a) CTS Recovered Tissue delivered by CTS to Osteotech for Processing and any finished units or other byproducts derived from such Bone Tissue shall be held by Osteotech in the public trust at all times until distributed by Osteotech. Neither CTS nor Osteotech shall have any ownership or other property right in any such Bone Tissue, finished units or other by-products and shall not allow any third party to obtain any such right (whether in the nature of a lien, security interest, encumbrance, or otherwise). Neither CTS nor Osteotech shall sell, trade, or otherwise dispose of or imply that it is selling, trading or otherwise disposing of, banked human tissue, provided, that this shall not prohibit Osteotech from (i) distributing Processed or unprocessed Bone Tissue or marketing its Processing techniques and other services; (ii) utilizing Bone Tissue for medical research and development purposes; and (iii) properly disposing of Bone Tissue that does not meet quality assurance standards or regulatory requirements, in compliance with applicable law.
               (b) Specifications for all Bone Tissue products to be Processed by Osteotech from CTS Recovered Tissue will be developed by Osteotech.
               (c) ***** will provide storage for all Bone Tissue donors recovered for Osteotech *****.
               (d) *** shall pay all shipping costs associated with delivery by CTS to Osteotech. *** shall pay all shipping costs associated with Bone Tissue rejected in accordance with Section 1.1.1(b).

          2.2 Certain Joint Compliance Responsibilities.
               (a) CTS shall comply with applicable laws, regulations and guidelines as required under Section 1. Osteotech shall comply with applicable laws regulations and guidelines as required under Section 1. In instances where the parties’ compliance responsibilities overlap, or where otherwise necessary and appropriate, each party shall use commercially reasonable efforts to cooperate with and assist the other party in such other party’s regulatory compliance activities.
               (b) If either party becomes aware of anything which affects the eligibility assessment of a donor, compliance with Recovery Standards, or problems with Processing, it shall promptly notify the other party thereof in writing.
               (c) The Tissue from Bone Tissue delivered by CTS, shall conform to the Recovery Standards. CTS and Osteotech shall provide each other a copy of its SOPs and copies of any material amendments to its SOPs promptly after such amendments are adopted; provided, however, that doing so will not require such party to disclose any trade secrets, technical know how or unpublished scientific data or technical art. If interpretation of the Standards is required or if there is a disagreement about the interpretation of the Standards, CTS and Osteotech will attempt to negotiate a resolution in good faith in accordance with Section 20. In the event the FDA, any other applicable regulatory agency or the AATB, implements new or additional regulations applicable to Tissue, Osteotech and CTS shall each implement such changes to its SOPs as are necessary to comply with such regulations. In the event that either party has failed to or is unable to implement such changes in respect of Tissue by the effective date of such changes, the other party shall have the remedy set forth in Section 7.
          2.3 Regulatory Issues
               (a) Osteotech will handle all complaints with respect to any Tissue distributed to End-Users hereunder. Any issues arising under such complaints relevant to initial processing or eligibility will be forwarded to CTS for response, with both parties cooperating to resolve any such complaints in a timely manner.
               (b) Osteotech will address all recalls, deviations, adverse reactions, and the like, with the costs of recall or any corrective action to be borne by the party responsible for the error or failure causing such recall.
               (c) Osteotech will address all regulatory requirements regarding processed Bone Tissue, with CTS providing any assistance or information necessary for Osteotech to do so effectively and in a timely manner.
               (d) CTS will promptly provide Osteotech with a list of all testing laboratories used for serological and microbiological testing, copies of applicable tissue bank registrations and certifications, and a list of any tissue recovery organizations utilized by it other than CTS itself or its staff, and notify Osteotech promptly of any changes thereto.

          2.4 Labeling.
               (a) Individual packages of finished units of CTS Recovered Tissue Processed by Osteotech will bear a standard Osteotech bone product label that contains the product name and identity code, donor number and expiration date, and to the extent required by applicable laws or regulations, a statement that such Bone Tissue was recovered by CTS. The label shall also indicate that such Bone Tissue was Processed and distributed by Osteotech.
          2.5 Indemnification.
               (a) Osteotech agrees to defend, hold harmless, and indemnify CTS against any damages, litigation costs (including, without limitation, reasonable attorney’s fees and costs), losses, obligations, liabilities, claims, actions or causes of action sustained or suffered by CTS arising from: (i) a breach of Osteotech’s obligations hereunder; or (ii) a defect in any finished unit of CTS Recovered Tissue processed by Osteotech under this Agreement to the extent such defect results from an error or omission by Osteotech (including any employee or agent of Osteotech or other person to whom Osteotech has delegated any Processing or Processing related activities hereunder), or from a failure of workmanship by Osteotech.
               (b) CTS agrees to defend, hold harmless, and indemnify Osteotech against any damages, litigation costs (including, without limitation, reasonable attorney’s fees and costs), losses, obligations, liabilities, claims, actions or causes of action sustained or suffered by Osteotech arising from (i) a breach of CTS’s obligations hereunder; (ii) a defect in any finished unit of CTS Recovered Tissue processed by Osteotech under this Agreement to the extent such defect results from an error or omission by CTS (including any employee or agent of CTS or other person to whom CTS has delegated any Bone Tissue recovery or Bone Tissue recovery related activities hereunder), in connection with CTS’s Bone Tissue recovery activities, including without limitation any testing performed by or at the direction of CTS; or (iii) any donor eligibility determination made by CTS (including any employee or agent of CTS or other person to whom CTS has delegated any donor eligibility determination responsibility).
               (c) For purposes of subsection (a) above, Osteotech shall be the “indemnifying party” and CTS shall be the “indemnified party” and for the purposes of subsection (b) above, CTS shall be the “indemnifying party” and Osteotech shall be the “indemnified party.” The obligations and liabilities of the indemnifying party hereunder with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:
               (i) The indemnified party shall give written notice to the indemnifying party of any assertion of liability by a third party which might give rise to a claim by the indemnified party against the indemnifying party based on the indemnity contained in Section 2.5(a) hereof, or Section 2.5(b) hereof, as the case may be, stating the nature and basis of said assertion and the amount thereof, to the extent known, within five (5) business days after an officer of the indemnified party learns of the claim or receives notice thereof. Failure to give such notice within five (5) business days may, at the indemnifying party’s option, result in a reduction in any subsequent indemnification payment by an amount equivalent to the expenses and/or losses demonstrated to have been caused by such delay in notification.
               (ii) In the event any action, suit or proceeding is brought against the indemnified party, with respect to which the indemnifying party may have liability under the indemnity agreement contained in Section 2.5(a) or Section 2.5(b) hereof, as the case may be, the action, suit or proceeding shall, upon the written agreement of the indemnifying party that it is obligated to indemnify under the indemnity agreement contained in Section 2.5(a) or Section 2.5(b) hereof, as the case may be, be defended (including all proceedings on appeal or for review which counsel for the defendant shall deem appropriate) by the indemnifying party. The indemnified party shall have the right to be represented by advisory counsel and accountants, at its own expense, and shall be kept fully informed of such action, suit or proceeding at all stages thereof, whether or not it is so represented. The indemnifying party shall make available to the indemnified party and its attorneys and accountants all books and records of the indemnifying party relating to such proceedings or litigation. The parties will render to each other such assistance as they may reasonably require in order to ensure the proper and adequate defense of any such action, suit or proceeding.
               (iii) The indemnifying party shall not make any settlement of any claims without the written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed.
               (iv) The indemnified party shall not make any settlement of any claims without the written consent of the indemnifying party.
               (d) The provisions of this Section 2.5 shall survive termination of this Agreement.
3.	RECORDS AND REPORTS.
               (a) CTS will obtain and maintain complete and accurate records as required of CTS by the Recovery Standards (including without limitation donor medical and behavioral history, donor life style information, and, if applicable, serology and microbiological testing). CTS will retain such records for the time periods required by the Recovery Standards. Such records shall be available to Osteotech, only to the extent required by the Recovery Standards, during normal business hours upon reasonable advance notice at Osteotech’s expense.
               (b) Each of Osteotech and CTS shall maintain an SOP which will set forth procedures pursuant to which it will provide information to regulatory authorities as may be required by applicable laws and regulations. Such SOP will specify the contact person at each of Osteotech and CTS who will be responsible for providing such information and interacting with such regulatory authorities.
               (c) Osteotech shall maintain complete and accurate records concerning CTS Recovered Tissue received by Osteotech, Processed and in storage at Osteotech and finished units of CTS Recovered Tissue stored and distributed by Osteotech. Osteotech shall retain such records for the time periods required by the Recovery Standards. Such records shall be available to CTS, only to the extent required by the Recovery Standards, during normal business hours upon reasonable advance notice at CTS’s expense.
               (d) Osteotech shall ensure that all information pertaining to CTS will be disclosed only to those Osteotech personnel with a need-to-know who have signed Osteotech’s standard confidentiality agreement.
               (e) Osteotech shall notify CTS prior to the release of any CTS donor identifying information, such as the donor identifying number, where such release is legally required by a regulatory or governmental agency or court or administrative order or subpoena. The provisions of this Section 3(e) shall survive termination of this Agreement.
4.	Section intentionally left blank.
5. CONFIDENTIALITY AND CERTAIN OTHER COVENANTS.
          5.1 Non-Disclosure of Confidential Information.
               (a) For purposes of this Agreement, “Confidential Information” means all general and specific knowledge, experience and information that is confidential and of value to CTS or to Osteotech, including without limitation, formulations, designs, products, processes, supplies, methods of manufacture or processing, SOPs, cost data, master files, the nature of research and/or development projects, as well as data relating thereto, marketing or business plans, donor data and financial data. It shall also mean any information disclosed to either party by any third party which either CTS or Osteotech is obligated to treat as confidential or proprietary.
               (b) Both parties agree that neither party will, at any time, without the express written agreement of the other party, or except as expressly permitted by this Agreement, disclose to any other person or use any Confidential Information of the other party, except for the purposes of performing this Agreement or any successor Agreement or as may be required by law, governmental regulation or court order. Information shall not be considered to be Confidential Information of a party if it can be established that (i) such information was in the possession of the other party prior to disclosure to such other party by the party claiming that it is Confidential Information and such information is not otherwise subject to a confidentiality agreement, (ii) such information is then part of the public domain and became so without the breach of this or any other confidentiality agreement by such other party or any of its affiliates, or (iii) such information is developed independently by such other party or becomes known to or acquired by such other party by means other than as a result of a breach of a confidentiality agreement or any fiduciary obligation.
               (c) CTS and Osteotech will hold in confidence, and each agree to take commercially reasonable steps to cause its employees, consultants or others granted access to such Confidential Information to hold in confidence, all information identified as Confidential Information consistent with the obligations of CTS and Osteotech under this section 5.1.
               (d) CTS and Osteotech each recognize that violation in any material respect of any provision of this Section 5.1 may cause irreparable injuries to Osteotech or CTS and agree that CTS or Osteotech shall be entitled to preliminary and final injunctive relief against such violation. Such injunctive relief shall be in addition to, and in no way in limitation of, any and all remedies or rights which CTS or Osteotech shall have at law or in equity for the enforcement of the provisions of this Section 5.1. In addition, CTS and Osteotech agree that the party responsible for the breach of confidentiality shall be responsible for all legal fees and other costs and expenses incurred in the successful enforcement of the non-breaching party’s rights and remedies under this Section 5.1. The provision of this Section 5.1 shall survive the termination of this Agreement in accordance with its terms.
          5.2 Certain Representations and Warranties..
               (a) Each of Osteotech and CTS represents and warrants to the other that (i) its execution of this Agreement and the performance of its obligations hereunder will not conflict with or result in the breach of or default under any other agreement to which it is subject or by which it is bound, (ii) it will, in the performance of its obligations hereunder, comply with all applicable laws, rules and regulations, (iii) its performance of its obligations hereunder will not violate or infringe the intellectual property rights of any third party, and (iv) it has all the rights and licenses necessary to perform its obligations hereunder without violating or infringing such rights.
          5.3 AATB Accreditation. CTS and Osteotech will maintain (a) AATB accreditation as tissue banks and (b) FDA tissue bank registration.
6.	TERM OF AGREEMENT.
     This Agreement shall become effective as of the date first above written and continue for a period of five (5) years; unless terminated earlier in accordance with the provisions hereof. This Agreement shall renew for successive two (2) year renewal terms, unless either party shall have notified the other party in writing of its intention not renew the Agreement no later than one hundred and eighty (180) days prior to the end of the initial term or any renewal term.
7.	TERMINATION.
     Either party may terminate this Agreement at any time upon:
               (a) The material breach by the other party of any of its obligations under this Agreement, if such breach shall not be cured within thirty (30) days after written notice thereof is given by the non-breaching party to the breaching party; or
               (b) An adjudication of the other party as bankrupt or insolvent; or the admission in writing by such other party of its inability to pay its debts as they mature; or an assignment by such other party for the benefit of its creditors; or such other party applying for or consenting to the appointment of a receiver, trustee or similar officer for its assets; or the appointment of a receiver, trustee or similar officer for such other party’s assets without the application or consent of such other party, if such appointment shall continue undischarged for a period of ninety (90) days; or such other party instituting (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency arrangement or similar proceeding relating to it under the laws of any jurisdiction; or the institution of any bankruptcy, insolvency arrangement or similar proceeding relating to such other party, if such proceeding shall remain undismissed for a period of ninety (90) days; or the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against a substantial part of the property or assets of such other party, if such judgment, writ, warrant of attachment or execution or similar process shall not be released, vacated or fully bonded within ninety (90) days after its issue or levy.
               (c) CTS may terminate this Agreement at any time upon one hundred eighty (180) days prior written notice to Osteotech if CTS makes a determination to end its program of recovering Bone Tissue; provided that if CTS resumes such program at any time during the original term of this Agreement, either under the name of CTS or any other name, it shall provide prompt written notice of such resumption to Osteotech and this Agreement shall become effective again in accordance with its terms as soon as is practicable, but in no event later than ninety (90) days after such notice is received by Osteotech. It is understood and agreed that CTS’s sale, assignment or other transfer of its Bone Tissue recovery operations or its assets shall not provide CTS or its successor to such operations or assets with the right to terminate this Agreement under this Section 7. or otherwise. In the event of any such assignment sale or transfer by CTS of its Bone Tissue recovery operations or its assets, CTS must assign this Agreement to such successor and such successor shall be required to comply with all of CTS’s obligations hereunder. Osteotech shall have the right to approve any such assignment and assumption.
               (d) Either Party may terminate this Agreement at any time upon 30 days’ prior written notice to Osteotech if the FDA or any applicable regulatory agency has made the determination (after any good faith appeal of such determination by Osteotech) described in Section 2.2(c) to the extent such provisions are applicable to Osteotech. Osteotech may terminate this Agreement at any time upon 30 days’ prior written notice to CTS if the FDA or any applicable regulatory agency has made the determination (after any good faith appeal of such determination by CTS) described in Section 2.2(c) to the extent such provisions are applicable to CTS.
               (e) In the event that Osteotech is directly or indirectly acquired or directly or indirectly becomes controlled by the Musculoskeletal Transplant Foundation Inc. (MTF) or Biocon Inc. (whether by asset purchase, equity purchase, merger, consolidation or otherwise) during the term of this Agreement, or during any renewal period, CTS shall have the immediate right to terminate this Agreement.
8. INSURANCE.
               (a) Osteotech shall obtain and maintain in force during the term of this Agreement product liability insurance coverage, under a policy or policies with minimum limits of $*** and no more than a $*** deductible, on a claims made or occurrence basis. Osteotech shall immediately notify CTS if coverage is cancelled. If a claims made policy is cancelled, Osteotech shall obtain tail/extended reporting period coverage equivalent to two (2) policy years and provide proof of such coverage to CTS. Upon execution of this Agreement, Osteotech shall provide CTS with a certificate or certificates of insurance suitable to CTS which state(s) that the above required coverage is in full force and effect and that the insurance carrier will provide not less than thirty (30) days prior written notice of cancellation or material changes to the policy or policies to both the insured party and the party to whom such certificate is issued. Maintenance of such insurance shall not relieve Osteotech of any liability under this Agreement.
               (b) CTS shall obtain and maintain in force during the term of this Agreement professional liability insurance coverage, under a policy or policies with minimum limits of $*** and no more than a $*** deductible, on a claims made or occurrence basis. CTS shall immediately notify Osteotech if coverage is cancelled. If a claims made policy is cancelled, CTS shall obtain tail/extended reporting period coverage equivalent to two (2) policy years and provide proof of such coverage to Osteotech. Upon execution of this Agreement, CTS shall provide Osteotech with a certificate or certificates of insurance suitable to Osteotech which state(s) that the above required coverage is in full force and effect and that the insurance carrier will provide not less than thirty (30) days prior written notice of cancellation or material changes to the policy or policies to both the insured party and the party to whom such certificate is issued. Maintenance of such insurance shall not relieve CTS of any liability under this Agreement.
               (c) The parties acknowledge the difficulty in providing in this Agreement for all possible future developments relating to the availability and cost of the required insurance policies. Should a party discover during the term of this Agreement that meeting the insurance requirements of this Section 8, including but not limited to the minimum limits or maximum deductibles, is in its estimation commercially prohibitive, it shall give written notice to the other party. Key executives from each party shall arrange to meet within 30 days of receipt of the notice to determine if different insurance coverage is acceptable. The party not requesting a change in insurance coverage shall have the right to give notice to terminate this Agreement immediately upon the latter to occur of (i) the expiration of the aforementioned thirty (30) day period if the notifying party had participated in negotiations in good faith and still the parties have failed to come to a mutually agreeable resolution, and (ii) the date upon which the party receiving the notice of termination actually fails to satisfy all of the applicable insurance requirements set forth in this Agreement.
9. FORCE MAJEURE.
     Neither party shall be responsible to the other for nonperformance or delayed performance of the terms and conditions hereof due to acts of God, acts of government, wars, riots, accidents and transportation, fuel or material shortages, or other causes (except strikes), in the nature of force majeure which is beyond its control.
10. BINDING AGREEMENT; ASSIGNMENT.
     Except as otherwise expressly herein provided, this Agreement may not be assigned in whole or in part without the prior written consent of the other party, provided that either party may assign its rights under the Agreement to any majority-owned subsidiary of such party without the consent of the other party, provided that such subsidiary agrees in writing to be bound by the terms and conditions of this Agreement. In any event Osteotech and CTS and their respective subsidiaries shall be subject to and bound by the terms and conditions of this Agreement to the extent any of them are engaged in the recovery and distribution or Processing of Tissue, as the case may be.
11. NAME, EMBLEM, PACKAGING, TECHNOLOGY AND TRADEMARK.
               (a) The respective trademarks, trade names and other source identifiers of the parties are set forth on Exhibit D hereto. Except to the extent Osteotech indicates in any literature, including without limitation promotional materials, that CTS recovers Tissue Processed by Osteotech, that CTS has provided particular Tissue to Osteotech and that CTS has determined its medical eligibility, without the prior written consent of CTS, Osteotech shall have no right to use the trademark or emblem of CTS in connection with its Processing or distribution activities or to use the name of CTS for commercial purposes; provided, however, Osteotech may disclose CTS’s name as may be required by law, government regulation or court order.
               (b) CTS shall not have the right to use any trademark or emblem of Osteotech, including the name Osteotech, without the prior written consent of Osteotech; provided, however, CTS may disclose Osteotech’s name as may be required by law, government regulation or court order.
               (c) (i) Nothing in this Agreement shall be interpreted to convey to CTS any trademark, patent or proprietary technology owned by Osteotech;
                    (ii) Nothing in this Agreement shall be interpreted to convey to Osteotech any trademark, patent, or proprietary technology owned by CTS.
12. NOTICES.
     All notices and other communications provided for hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, telecopied, with a copy sent promptly thereafter by U.S. mail, or delivered by hand or overnight delivery, as follows.

If to CTS:	Chief Executive Officer
Community Blood Center, Community
Tissue Services
349 South Main Street
Dayton, Ohio 45402-2715
Telephone No. (937) 461-3274
Telecopy No. (937) 913-5713

If to Osteotech:	Chief Executive Officer
Osteotech, Inc.
51 James Way
Eatontown, New Jersey 07724
Telephone No. (732) 542-2800
Telecopy No. (732) 935-0626

or such other person or address as either party may designate by written notice to the other party complying as to delivery with the terms of this Section 12. All such notices and other communications shall be effective (i) if mailed by certified or registered mail, when received as indicated by the return receipt, (ii) if telecopied, when transmitted, as indicated by the facsimile transmission report, provided same is on a business day in the U.S. (excludes weekends and federal holidays) and, if not, on the next business day, or (iii) if delivered, upon delivery, provided same is on a business day and, if not, on the next business day.
13. ENTIRE AGREEMENT.
     This Agreement and the Exhibits thereto set forth the entire Agreement between the parties. Any prior agreements, promises, negotiations, or representations, either oral or written, relating to the subject matter of this Agreement not expressly set forth in this Agreement are of no force or effect. This Agreement may be executed in counterparts, both of which together shall constitute a single agreement.
14. MODIFICATION.
     This Agreement, or any part of section of it, may not be amended or modified except by the written consent of both parties to the Agreement.
15. APPLICABLE LAW.
     This Agreement shall be construed in accordance with the laws of the State of Ohio, without giving effect to any conflict of laws principles.
16. WAIVER.
     Waiver or breach of any provision of this Agreement shall not be deemed a waiver of any other breach of the same or a different provision of this Agreement.
17. INDEPENDENT CONTRACTOR.
     CTS is providing its services hereunder as an independent contractor. Nothing herein shall create any affiliation, partnership or joint venture between the parties hereto, or any employer/employee relationship.
18. SEVERABILITY.
     The provisions of this Agreement shall be severable, and if a court of competent jurisdiction holds any provisions of this Agreement to be in violation of any applicable law, the remaining provisions shall nevertheless remain in full force and effect.
19. SUCCESSORS.
     This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

20. DISPUTE RESOLUTION
     Osteotech will arrange with CTS to hold regular meetings to discuss issues that may arise under this Agreement. If a dispute arises between the parties under this Agreement, CTS and Osteotech will first attempt to negotiate a resolution in good faith within thirty (30) days of notice of such dispute. If the difference is not resolved by the parties, then any action brought by either party hereto shall be brought only in the appropriate court in the State of Ohio.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

COMMUNITY BLOOD CENTER d/b/a COMMUNITY TISSUE SERVICES
By:	/s/ Diane L. Wilson
	Print Name:	Diane L. Wilson
	Title:	COO Tissue

OSTEOTECH, INC.
By:	/s/ Sam Owusu-Akyaw
	Print Name:	Sam Owusu-Akyaw
	Title:	Chief Executive Officer

(Legal Stamp)

Exhibit A
Osteotech Eligibility Criteria

Criteria for Determining Donor Eligibility
Authorization for Anatomical Gift Donation (Informed Consent) — ************
Age Criteria for Bone and Soft Tissue The age criteria is *** years old and up. For specific details refer to the incoming donor specification.
Time Limits for Tissue Recovery The following table indicates the maximum allowable times for tissue recovery per current AATB Standards:

Item	Body Storage Conditions	Start Recovery Within:*	Warm Ischemic Time cannot exceed

Musculoskeletal Tissue	Cooled or refrigerated within 12 hours of asystole	24 hours of asystole	N/A

	Not cooled or refrigerated	15 hours of death	N/A

*	Start time begins with first incision
Donor Physical Assessment Criteria ************
Autopsy Report ************
Medical/Sexual/Social History — ************
Medical History and Medical Records Review — ************
Criteria for the Evaluation of Infectious Disease Tests — ************

Screening Test Abbreviation	Screening Test Full Name

***	*****

***	*****

***	*****

***	*****

***	*****

***	*****

***	*****

***	*****

***	*****

***	*****

[1]	***** *****
*****
*****
Microbiological Recovery Culture Criteria—
*****
*****
*****
*****
*****
*****
*****

Doc. No. SDP 265-007	Attachment A

Rev. Date: xx/xx/2005	Page 1 of 11
Osteotech Inc. Tissue Donor Medical/Behavioral Conditions
(For any unlisted conditions consultation of the Medical Director is required)

CONDITION/BEHAVIOR		DECISION

***	*****	***

***	*****	***

***	*****	***

***	*****	***

***	*****	***

Doc. No. SDP 265-007	Attachment A

Rev. Date: xx/xx/2005	Page 2 of 11
Osteotech Inc. Tissue Donor Medical/Behavioral Conditions
(For any unlisted conditions consultation of the Medical Director is required)

CONDITION/BEHAVIOR		DECISION
***	*****	***
***	*****	***
***	*****	***
***	*****	***
***	*****	***

Doc. No. SDP 265-007	Attachment A

Rev. Date: xx/xx/2005	Page 3 of 11
Osteotech Inc. Tissue Donor Medical/Behavioral Conditions
(For any unlisted conditions consultation of the Medical Director is required)

CONDITION/BEHAVIOR		DECISION

***	*****	***

***	*****	***

***	*****	***

***	*****	***

***	*****	***

Doc. No. SDP 265-007	Attachment A

Rev. Date: xx/xx/2005	Page 4 of 11
Osteotech Inc. Tissue Donor Medical/Behavioral Conditions
(For any unlisted conditions consultation of the Medical Director is required)

CONDITION/BEHAVIOR		DECISION

***	*****	***

***	*****	***

***	*****	***

***	*****	***

***	*****	***

Doc. No. SDP 265-007	Attachment A

Rev. Date: xx/xx/2005	Page 5 of 11
Osteotech Inc. Tissue Donor Medical/Behavioral Conditions
(For any unlisted conditions consultation of the Medical Director is required)

CONDITION/BEHAVIOR		DECISION

***	*****	***

***	*****	***

***	*****	***

***	*****	***

***	*****	***

Doc. No. SDP 265-007	Attachment A

Rev. Date: xx/xx/2005	Page 6 of 11
Osteotech Inc. Tissue Donor Medical/Behavioral Conditions
(For any unlisted conditions consultation of the Medical Director is required)

CONDITION/BEHAVIOR		DECISION
***	****	***

***	****	***

***	****	***

***	****	***

***	****	***

Doc. No. SDP 265-007	Attachment A

Rev. Date: xx/xx/2005	Page 7 of 11
Osteotech Inc. Tissue Donor Medical/Behavioral Conditions
(For any unlisted conditions consultation of the Medical Director is required)

CONDITION/BEHAVIOR		DECISION
***	****	***

***	****	***

***	****	***

***	****	***

***	****	***

Doc. No. SDP 265-007	Attachment A

Rev. Date: xx/xx/2005	Page 8 of 11
Osteotech Inc. Tissue Donor Medical/Behavioral Conditions
(For any unlisted conditions consultation of the Medical Director is required)

CONDITION/BEHAVIOR		DECISION
***	*****	***

***	*****	***

***	*****	***

***	*****	***

***	*****	***

Doc. No. SDP 265-007	Attachment A

Rev. Date: xx/xx/2005	Page 9 of 11
Osteotech Inc. Tissue Donor Medical/Behavioral Conditions
(For any unlisted conditions consultation of the Medical Director is required)

CONDITION/BEHAVIOR		DECISION
***	*****	***

***	*****	***

***	*****	***

***	*****	***

***	*****	***

Doc. No. SDP265-007	Attachment A

Rev. Date: xx/xx/2005	Page 10 of 11
Osteotech Inc. Tissue Donor Medical/Behavioral Conditions
(For any unlisted conditions consultation of the Medical Director is required)

CONDITION/BEHAVIOR		DECISION
***	*****	***

***	*****	***

***	*****	***

***	*****	***

***	*****	***

Doc. No. SDP265-007	Attachment A

Rev. Date: xx/xx/2005	Page 11 of 11
Osteotech Inc. Tissue Donor Medical/Behavioral Conditions
(For any unlisted conditions consultation of the Medical Director is required)

CONDITION/BEHAVIOR		DECISION
***	*****	***

***	*****	***

***	*****	***

***	*****	***

***	*****	***

Exhibit B
Specification for Cortical Shafts

Age

	Males	***
	Females	***

Bone Tissue

	*****	****
	*****	****

If Available,

	*****	****
*****

Exhibit C
Tissue Reimbursement Fee Schedule
$*** per unit of donor Bone Tissue